Pioneer Cash Reserves Fund
Pioneer U.S. Government Money Fund


(Graphic - Pioneer Logo)


Class A and Class B Shares
Prospectus March 31, 1995
(revised January 5, 1996)
Pioneer Cash Reserves Fund and Pioneer U.S. Government Money Fund (the "Funds" or, individually, the "Fund") are money market funds. The Funds' Class A shares are offered without a sales charge. The Funds' investment objective is to provide high current income, preservation of capital and liquidity through investments in high-quality short-term securities. Each Fund employs different investment policies to achieve this investment objective.

Pioneer Cash Reserves Fund (Class A and B Shares)--a portfolio of money market instruments, including: securities of the United States ("U.S.") government and its agencies and instrumentalities; certificates of deposit; corporate commercial paper; and other debt instruments.

Pioneer U.S. Government Money Fund (Class A Shares Only)--a portfolio of securities issued or guaranteed as to principal and interest by the United States government, the interest on which is generally exempt from state income tax.

This Prospectus (Part A of the Registration Statement) provides information about the Funds that you should know before investing. Please read and keep it for your future reference. More information about the Funds is included in Part B, the Statement of Additional Information, dated March 31, 1995 (revised January 5, 1996), which is incorporated into this Prospectus by reference. You may obtain a copy of the Statement of Additional Information free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Funds at 60 State Street, Boston, Massachusetts 02109. Other information about the Funds has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.


The yield for each Fund will fluctuate. Shares in the Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. INVESTMENTS IN THE FUNDS ARE NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT. THERE CAN BE NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


         TABLE OF CONTENTS                                    PAGE
 -----  --------------------------------------------------- --------
I.       EXPENSE INFORMATION                                    2
II.      FINANCIAL HIGHLIGHTS                                   3
III.     THE TRUST                                              4
IV.      TWO INVESTMENT PROGRAMS                                4
          Suitability                                           4
          Investment Policies                                   5
          Additional Information                                5
V.       FUND SHARE ALTERNATIVES                                6
          Class A Shares                                        6
          Class B Shares                                        6
VI.      SHARE PRICE                                            7
VII.     HOW TO BUY FUND SHARES                                 7
VIII.    HOW TO SELL FUND SHARES                               10
IX.      HOW TO EXCHANGE FUND SHARES                           12
X.       DISTRIBUTION PLANS                                    13
XI.      DIVIDENDS, DISTRIBUTIONS AND TAXATION                 13
XII.     MANAGEMENT OF THE TRUST                               14
XIII.    DESCRIPTION OF SHARES AND VOTING RIGHTS               15
XIV.     SHAREHOLDER SERVICES                                  16
          Account and Confirmation Statements                  16
          Additional Investments                               16
          Automatic Investment Plans                           16
          Financial Reports and Tax Information                16
          Dividend Options                                     16
          Voluntary Tax Withholding                            17
          Retirement Plans                                     17
          Yield Information                                    17
          Telecommunications Device for the Deaf (TDD)         17
          Systematic Withdrawal Plans                          17
          Telephone Transactions and Related Liabilities       17
          FactFone(SM)                                         17
XV.      INVESTMENT RESULTS                                    18
XVI.     APPENDIX                                              18


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


   This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Funds. The table reflects annual operating expenses based upon actual expenses of the Class A shares for the fiscal year ended December 31, 1994, expressed as a percentage of the average net assets of each Fund and, for Class B shares, percentages are based on estimated expenses that would have been incurred during the fiscal year had Class B shares been outstanding.

                                                     Pioneer Cash
                                                     Reserves Fund
                                                -----------------------
Shareholder Transaction Expenses:                Class A     Class B

Maximum Initial Sales Charge on Purchases (as
  a percentage of offering price)                    None        None
Maximum Sales Charge on Reinvestment of
  Dividends                                          None        None
Maximum Deferred Sales Charge (as a percentage
  of original purchase price or redemption
  proceeds, as applicable)                           None        4.00%
Redemption Fee(1)                                    None        None
Exchange Fee                                         None        None
Annual Operating Expenses (as a percentage of
  net assets):
Management Fee (after Expense Limitation)(2)         0.25%       0.25%
12b-1 Fees                                           0.10%       1.00%
Other Expenses (including transfer agent fee,
  custodian fees and accounting and printing
  expenses)                                          0.50%       0.50%
                                                 ---------    ---------
Total Operating Expenses:
  (after Expense Limitation)(2)                      0.85%       1.75%
                                                 =========    =========


                                                     Pioneer
                                                 U.S. Government
                                                    Money Fund
                                                ------------------
Shareholder Transaction Expenses:
Maximum Initial Sales Charge on Purchases (as
  a percentage of offering price)                        None
Maximum Sales Charge on Reinvestment of
  Dividends                                              None
Redemption Fee(1)                                        None
Exchange Fee                                             None
Annual Operating Expenses
   (as a percentage of net assets):
Management Fee (after Expense Limitation)(2)             0.00%
12b-1 Fees                                               0.12%
Other Expenses (including transfer agent fee,
  custodian fees and accounting and printing
  expenses)
  (after Expense Limitation)(2)                          0.73%
Total Operating Expenses
  (after Expense Limitation)(2)                          0.85%
                                                  ================

(1) Separate fees (currently $10 and $20, respectively) apply to domestic or international bank wire transfers of redemption proceeds.

(2) Effective April 1, 1995, Pioneering Management Corporation ("PMC"), the Funds' investment adviser, has agreed not to impose its management fee and to make other arrangements, if necessary, to limit the operating expenses of each Fund as listed below. This agreement is voluntary and temporary and may be revised or terminated at any time.


                                               Pioneer
                                  Pioneer       U.S.
                                   Cash      Government
                                 Reserves       Money
             Fund                  Fund         Fund
------------------------------   ---------- -------------
Management Fee                       0.40%        0.40%
Expense Limitation                   0.85%*       0.85%
Expenses Absent Limitation
 Other Expenses
  Class A                             n/a         0.78%
  Class B                             n/a          n/a
 Total Operating Expenses
  Class A                            1.00%        1.30%
  Class B                            1.90%         n/a


*For Pioneer Cash Reserves Fund, the portion of fund-wide expenses attributable to Class B shares will be reduced only to the extent such expenses are reduced for the Class A shares of that Fund.


   Example:

   You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and constant expenses, with or without redemption at the end of each time period:

                                    Pioneer Cash Reserves Fund
                             ---------------------------------------
                             1 Year   3 Years   5 Years    10 Years
                              -------  --------  -------- ----------
Class A Shares                 $ 9       $27      $ 47       $104
Class B Shares
  --Assuming complete
     redemption at
     end of period             $58       $85      $115       $184*
 --Assuming no
     redemption                $18       $55      $ 95       $184*

*Class B shares convert to Class A shares eight years after purchase; therefore, Class A expenses are used after year eight.


                         1 Year   3 Years   5 Years   10 Years
                          -------  --------  -------- ----------
Pioneer U.S. Government
  Money Fund                $9       $27       $47      $105


   The example above assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

   The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return vary from year to year and may be higher or lower than those shown.

   A sales charge may be applied to exchanges of shares of the Funds for shares of certain other Pioneer mutual funds. See "How to Exchange Fund Shares." The payment of Rule 12b-1 fees by each fund may result in long-term shareholders of a Fund indirectly paying more than the economic equivalent of the maximum sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").


   For further information regarding management fees, 12b-1 fees and other expenses of the Trust (as defined in "The Trust"), including information regarding the basis upon which management fees and 12b-1 fees are paid, see "Management of the Trust," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Trust" and "Distribution Plans" in the Statement of Additional Information.

II. FINANCIAL HIGHLIGHTS

   The following information has been derived from financial statements of the Funds which have been audited by Arthur Andersen LLP, independent public accountants. Arthur Andersen LLP's report on the Trust's financial statements as of December 31, 1994, appears in the Trust's Annual Report which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with the financial statements contained in the Trust's Annual Report. Class B shares are a new class of shares available only for Pioneer Cash Reserves Fund; no Financial Highlights exist for Class B shares.

Pioneer Cash Reserves Fund
Selected Data for each Class A Share Outstanding For the Periods Presented

                                          For the Year Ended December 31,
                             ---------------------------------------------------------
                                                                                             June 22,
                                                                                             1987 to
                                                                                           December 31,
                              1994     1993    1992      1991     1990     1989     1988       1987
                            -------- -------  -------   -------  -------- -------  -------  -----------
Net asset value, beginning
  of period                $   1.00  $  1.00  $  1.00  $  1.00  $   1.00  $  1.00  $  1.00  $  1.00
                              ------   -----   -----    -----    ------   -----     -----    ---------
Income from investment
  operations:
Net investment income      $   0.03  $  0.02  $  0.03  $  0.05  $   0.07  $  0.08  $  0.07  $  0.03
Distributions to
  shareholders from:
Net investment income         (0.03)   (0.02)   (0.03)   (0.05)    (0.07)   (0.08)   (0.07)   (0.03)
                              ------   -----   -----    -----    ------   -----     -----    ---------
Net increase in net asset
  value                    $   0.00  $  0.00  $  0.00  $  0.00  $   0.00  $  0.00  $  0.00  $  0.00
                              ------   -----   -----    -----    ------   -----     -----    ---------
Net asset value, end of
  period                   $   1.00  $  1.00  $  1.00  $  1.00  $   1.00  $  1.00  $  1.00  $  1.00
                              ======   =====   =====    =====    ======   =====     =====    =========
Total return*                  3.57%    2.47%    3.06%    5.29%     7.74%    8.80%    7.05%    3.48%
Ratio of net operating
  expenses to average net
  assets                       0.50%    0.75%    0.81%    0.88%     0.75%    0.82%    0.78%    0.53%**
Ratio of net investment
  income to average net
  assets                       2.59%    2.44%    3.03%    5.23%     7.53%    8.43%    6.91%    6.94%**
Net assets end of period
  (in thousands)           $173,195  $64,841  $59,097  $73,010  $101,120  $80,121  $59,592  $34,756
Ratios assuming no
  reduction of fees or
  expenses:
Net operating expenses         0.65%    1.10%    1.01%        +         +        +    0.91%    1.01%**
Net investment income          2.44%    2.09%    2.82%        +         +        +    6.77%    6.46%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions, and the complete redemption of the investment at the net asset value at the end of each period.
** Annualized.
 + No reduction of fees or expenses in this period.

Pioneer U.S. Government Money Fund
Selected Data for each Class A Share Outstanding For the Periods Presented

                                          For the Year Ended December 31,
                             ----------------------------------------------------------
                                                                                           April 11,
                                                                                            1988 to
                                                                                         December 31,
                               1994      1993      1992      1991      1990      1989        1988
                             --------  --------  --------  --------  --------  -------- -------------
Net asset value, beginning
  of period                $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00       $ 1.00
                              -------   -------   -------   -------   -------   -------    -----------
Income from investment
  operations:
Net investment income      $  0.04   $  0.03   $  0.03   $  0.05   $  0.07   $  0.08       $ 0.05
Distributions to
  shareholders from:
Net investment income        (0.04)    (0.03)    (0.03)    (0.05)    (0.07)    (0.08)       (0.05)
                              -------   -------   -------   -------   -------   -------    -----------
Net increase in net asset
  value                    $  0.00   $  0.00   $  0.00   $  0.00   $  0.00   $  0.00       $ 0.00
                              -------   -------   -------   -------   -------   -------    -----------
Net asset value, end of
  period                   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $  1.00       $ 1.00
                              =======   =======   =======   =======   =======   =======    ===========
Total return*                 3.65%     2.63%     3.19%     5.41%     7.61%     8.80%        5.34%
Ratio of net operating
  expenses to average net
  assets                      0.63%     0.55%     0.59%     0.60%     0.60%     0.53%        0.50%**
Ratio of net investment
  income to average net
  assets                      3.64%     2.61%     3.15%     5.29%     7.37%     8.37%        7.52%**
Net assets end of period
(in thousands)             $29,101   $23,875   $23,619   $28,373   $27,828   $20,508       $9,503
Ratios assuming no
  reduction of fees or
  expenses:
Net operating expenses        1.08%     1.37%     1.24%     1.08%     0.80%     1.12%        1.13%**
Net investment income         3.19%     1.79%     2.50%     4.81%     7.17%     7.77%        6.88%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of all dividends and distributions, and the complete redemption of the investment at the net asset value at the end of each period.
** Annualized.
 + No reduction of fees or expenses in this period.


III. THE TRUST


   Pioneer Cash Reserves Fund and Pioneer U.S. Government Money Fund are series of Pioneer Money Market Trust (the "Trust"), an open-end, management investment company (commonly referred to as a mutual fund) organized as a Massachusetts business trust on March 31, 1987 and reorganized as a Delaware business trust on March 30, 1995. The Trust has authorized an unlimited number of shares, which are currently organized into these two series, and continuously offers its shares to the public. In addition to the Funds, the Trust previously offered a third series, Pioneer Tax-Free Money Fund, which is expected to cease operations on or about January 8, 1996 pursuant to a Plan of Liquidation approved by the Trustees. Under normal conditions, each Trust must redeem shares upon the demand of any shareholder. The Trustees have the authority, without shareholder approval, to classify and reclassify the shares of the Funds or any new series of the Trust. As of the date of this Prospectus, the Trustees have authorized the issuance of a single class of shares for Pioneer U.S. Government Money Fund, designated Class A, and, for Pioneer Cash Reserves Fund only, two classes of shares, designated Class A and Class B.

IV. TWO INVESTMENT PROGRAMS

   The investment objective of Pioneer Cash Reserves Fund and Pioneer U.S. Government Money Fund is to provide high current income, preservation of capital and liquidity through investments in high-quality short-term securities.

   Both of the Funds seek to maintain a constant net asset value of $1.00 per share by investing in a portfolio of money market instruments maturing within 397 days and with a dollar-weighted average maturity of 90 days or less.


   There can be no guarantee that the Funds will achieve their investment objective or that they will be able to maintain constant $1.00 net asset values per share.

Suitability

   The Funds are designed to provide a convenient way for individual, corporate and institutional investors to earn income on their cash reserves, with easy access to their money and stable principal value.

   Ownership of shares of the Funds also eliminates the bookkeeping and administrative inconvenience of purchasing money market securities directly.

Investment Policies

   Pioneer Cash Reserves Fund invests in the following types of high-quality, money market instruments:

   (1) U.S. Government Obligations: Marketable obligations issued or guaranteed by the U.S. Government or any agency or instrumentality thereof.

   (2) Bank Obligations: Obligations (including certificates of deposit and bankers' acceptances) of U.S. banks (including their foreign branches) and savings and loan associations which at the date of their latest public reporting had total assets in excess of $1 billion, and obligations of certain smaller banks and savings and loan institutions satisfying specified investment criteria (see the Statement of Additional Information for further details).


   (3) Commercial Paper: Commercial paper (short-term unsecured promissory notes of corporations, including variable amount master demand notes) which at the date of investment is rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, is issued by companies having outstanding debt rated AAA or AA by S&P or Aaa or Aa by Moody's.

   The Fund may purchase securities carrying fixed rates of return or having floating or variable interest rates. Floating and variable rate obligations are generally more stable than fixed-rate obligations because their value is less affected by changes in interest rate levels.


   (4) Short-term Corporate Debt Securities: Corporate debt securities (bonds and debentures) with no more than 397 days remaining to maturity at date of settlement and rated AAA or AA by S&P or Aaa or Aa by Moody's.

   Pioneer U.S. Government Money Fund invests exclusively in obligations issued by or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities and in repurchase agreements secured by these obligations. The government securities in which the Fund invests may or may not be backed by the full faith and credit of the U.S. government. U.S. Treasury notes, bills, certificates of indebtedness and bonds, and certain obligations issued by government-sponsored agencies and enterprises acting under the authority of Congress, are backed by the full faith and credit of the U.S. government. Such obligations include, but are not limited to, obligations issued by the Government National Mortgage Association, the Farmers' Home Administration and the Small Business Administration. The Fund may also invest in securities issued by government agencies or instrumentalities (such as executive departments of the government or independent federal organizations supervised by Congress) which are supported by the right of the issuer to borrow from the U.S. Treasury or by the credit of the agency, authority or instrumentality itself. Such obligations include, but are not limited to, obligations issued by the Tennessee Valley Authority, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks and Federal Land Banks. The Fund may also invest in obligations backed solely by the credit of the issuing agency itself. There is no guarantee that the U.S. government would support such securities and, accordingly, they may involve a risk of nonpayment of principal and interest.


   While the Fund may invest in any of the obligations described above, the Fund generally intends, under normal circumstances and to the extent practicable, to limit its investments to certain U.S. government obligations the interest on which is generally exempt from state income taxes in order to increase the percentage of the Fund's distributions attributable to such interest and therefore exempt from such taxes in most states.


Additional Information


   In addition to the foregoing policies, each Fund is subject to certain regulatory requirements. Each Fund may purchase only securities that PMC believes present minimal credit risks and that are rated by the major rating agencies, such as S&P and Moody's, within the two highest rating categories for short-term debt obligations or, if unrated, are determined to be of equivalent quality by PMC. If a security has been assigned different ratings by different rating agencies, at least two rating agencies must have assigned the highest rating in order for PMC to rely on that highest rating.

   Pioneer Cash Reserves Fund may not invest more than 5% of its total assets (taken at amortized cost) in securities issued by or subject to puts from any one issuer (except U.S. government securities and repurchase agreements collateralized by such securities). Pioneer Cash Reserves Fund and Pioneer U.S. Government Money Fund will not invest more than 5% of their respective total assets in securities that, although of high quality, have not been rated in the highest short-term rating category by at least two rating agencies (or if rated by only one rating agency, by that rating agency or, if unrated, determined to be of equivalent quality by PMC), provided that within this 5% limitation, neither Fund will invest more than the greater of 1% or

$1 million of its total assets in the securities (other than U.S. Government securities) of any one issuer.


   Each of the Funds may enter into repurchase agreements with approved banks and broker-dealers for periods not to exceed seven days and only with respect to U.S. government securities that throughout the period have a value at least equal to the amount of the loan (including accrued interest). However, Pioneer U.S. Government Money Fund does not intend to engage in repurchase agreements as long as the income from such agreements continues to be generally subject to state income taxes.


   The Funds will not invest more than 25% of their assets in any one industry, except that there is no percentage limitation on investments in bank obligations or U.S. Government obligations.

   The Funds intend to hold their investments until maturity, but may sell them prior to maturity for a number of reasons, including: to shorten or lengthen the average maturity; to increase the yield; to maintain the quality of the portfolio; or to maintain a stable share value.


   It is the policy of the Funds not to engage in trading for short-term profits. The Funds will engage in portfolio trading if PMC believes that a transaction net of costs (including custodian's fees) will contribute to the achievement of the Funds' investment objective.


   The Funds have no present plans to change their policies with regard to the types or maturities of securities in which they invest. However, if the Funds determine that their investment objective can best be achieved by a change in investment policy or strategy, the Funds may make such changes without shareholder approval by disclosing them in the Prospectus. The Funds' investment objective may not be changed without shareholder approval.


   The investment characteristics of U.S. government obligations, bank obligations, commercial paper and repurchase agreements are described in greater detail in the Appendix to this Prospectus. The Statement of Additional Information also provides more information on the above investment strategies, as well as information on additional investment restrictions, including those which may not be changed without shareholder approval.


V. FUND SHARE ALTERNATIVES


   Pioneer U.S. Government Money Fund offers only one Class of shares, designated as Class A shares. Pioneer Cash Reserves Fund, however, continuously offers two Classes of shares designated as Class A and Class B shares. If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares. See "How to Buy Fund Shares" for more information on classes of shares.


   Class A Shares. Class A shares are offered by each Fund. Class A shares may be purchased at net asset value without a sales charge or commission and are subject to distribution and service fees at a combined annual rate of up to 0.15% of the Fund's average daily net assets attributable to Class A shares.


   Class B Shares. Class B shares are offered by Pioneer Cash Reserves Fund only. If your investment in Pioneer Cash Reserves Fund is for the long-term, Class A shares may be more appropriate than Class B shares. Purchases of the Class B shares of Pioneer Cash Reserves Fund may be appropriate if you plan to exchange these shares for the Class B shares of another Pioneer mutual fund (except Pioneer Short-Term Income Trust or Pioneer Intermediate Tax-Free Fund, which have lower contingent deferred sales charges ("CDSCs") for their Class B shares). Please consult your investment representative.

   Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.

   Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges,

CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VI. SHARE PRICE

   The purchase and redemption price of each Fund's shares is equal to the net asset value ("NAV") per share. The NAV per share of a Class of a Fund is determined by dividing the value of its assets, less liabilities (expenses and fees are accrued daily) attributable to that Class, by the number of shares of that Class outstanding. Each Fund's NAV is computed twice daily, on each day the New York Stock Exchange (the "Exchange") is open, at 12:00 noon Eastern Time and as of the close of regular trading on the Exchange.

   Securities are valued at amortized cost. Under the amortized cost pricing method, a portfolio investment is valued at its cost and, thereafter, any discount or premium is amortized to maturity, regardless of the impact of fluctuating interest rates on the market value of the investment. Amortized cost pricing facilitates the maintenance of a $1.00 constant NAV per share, but, of course, this cannot be guaranteed. All assets of each Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VII. HOW TO BUY FUND SHARES


   You may buy Fund shares through broker-dealers who have selling agreements with the Trust's distributor, Pioneer Funds Distributor, Inc. (" PFD"). Class A shares may also be purchased directly from PFD. Call Pioneering Services Corporation ("PSC") at 1-800-225-6292 if you need assistance.


   The minimum initial investment is $1,000 for Class A and Class B shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans. Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions.

   The minimum subsequent investment is $100 for Class A shares and $500 for Class B shares except that the subsequent minimum investment amount for Class B share accounts may be as little as $100 if an automatic investment plan is established (see "Automatic Investment Plans").

   Dividends on Purchases. Each Fund seeks to be fully invested at all times in order to accrue dividends to your account each day. To be eligible for each day's dividend accrual, each direct purchase of shares in the Funds must be converted to same day funds. Same day funds are monies credited to State Street Bank and Trust Company's ("State Street Bank") account with the Federal Reserve Bank of Boston.

   If your purchase order is received in good order and accepted by the Fund by 12:00 noon Eastern Time, it will be executed at the NAV next determined after your purchase payment is converted into same day funds or other immediately available funds and your shares will begin earning dividends that day. If your purchase order is received in good order and accepted after 12:00 noon Eastern Time and prior to the close of the Exchange (usually, 4:00 p.m. Eastern Time), it will be executed at the NAV next determined after your purchase payment is converted into same day funds or other immediately available funds and your shares will begin earning dividends on the next business day. When you purchase shares by check, your shares will begin earning dividends when the check is converted into same day funds, normally within two business days.

   On any day that State Street Bank, the Custodian or the Exchange closes early, or, in the PMC's judgment closing early is in the best interest of the Trust's shareholders, the Trust reserves the right to advance the time by which transactions (purchases, sales or exchanges) must be received in order to be eligible for that day's dividends.

Making Your Investment

   All purchases of Class B shares, except exchanges from other Pioneer mutual funds, can only be processed through broker-dealers who have selling agreements with PFD.


   By Mail. (Class A shares only) Send your check or negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars to the Fund in which you would like to purchase shares, to PSC at the above address. Cash will not be accepted. Your payment should be accompanied by a completed Account Application or other instructions indicating your account number.

   If you pay by check or draft, State Street Bank will normally make same day funds available to the Trust, and the Trust will accept the order, on the first business day after receipt. Checks drawn on some other banks may take more than one day to be collected and share purchases will not be made until same day funds are available to the Trust.


   By Telephone. Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account Application or by writing to PSC. The telephone purchase option may be used to purchase additional shares for an existing fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.

   You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. Pioneer will electronically debit the amount of each purchase from this predesignated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.

   Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's acceptance of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.

   By Wire. (Class A shares only) When you wish to wire money to an existing Pioneer account, call PSC at 1-800-225-6292 to obtain complete instructions. You will be asked to instruct your bank to transmit same day funds by wire through the Federal Reserve banking system. The wiring instructions must include the following information:


Receiving Bank              State Street Bank and Trust Company
Address                     225 Franklin Street
                            Boston MA 02101
ABA Transit                 011000028
For Further Credit To       Shareholder Name
                            Existing Pioneer Account #
                            Name of Pioneer Fund


   Federal funds directed to the Custodian must be pre-approved by calling PSC at 1-800-225-6292. To be sure that a bank wire is accepted on the same day it is sent, you should give the Trust notice of your intention to make such investment as early in the day as possible since the process of making a wire transfer may take several hours and may be affected by your bank's internal procedures concerning wire transfers. Your bank may charge for sending same day funds on your behalf. State Street Bank presently does not charge for receipt of wired same day funds, but reserves the right to charge for this service in the future.


Selecting a Class of Shares

   Class A Shares. Each Fund offers Class A shares at net asset value without the imposition of an initial sales charge by mail, by telephone or by wire as described above.

   Class B Shares. Class B shares are offered only by Pioneer Cash Reserves Fund. You may buy Class B shares at NAV without the imposition of an initial sales charge; however, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

                             CDSC as a Percentage of Dollar
Year Since Purchase              Amount Subject to CDSC
--------------------------  ---------------------------------
First                                      4.0%
Second                                     4.0%
Third                                      3.0%
Fourth                                     3.0%
Fifth                                      2.0%
Sixth                                      1.0%
Seventh and thereafter                     none


   Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and will be subject to the CDSC applicable to the shares of the fund originally purchased. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will continue to be in effect at the time any particular conversion would occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

   Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for non-retirement account if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

   The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability as defined in
Section 72 of the Code, occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

   The CDSC on Class B shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a CDSC in connection with the acquisition of shares of any registered investment company; or (b) the redemption is made pursuant to each Fund's right to liquidate or involuntarily redeem shares in a shareholder's account.

   Broker-Dealers. Pioneer Cash Reserve Fund's Class B shares may only be purchased through a securities broker or dealer. You may purchase Class A shares of either Fund through a securities broker or dealer or directly from PFD. A broker or dealer may charge for this service. If you do not have a securities broker or dealer, PSC can refer you to one.

   An order for either Class of Fund shares received by PFD from a broker-dealer prior to either 12:00 noon Eastern Time or the close of regular trading on the Exchange is confirmed at the price appropriate for that Class next determined after the order is received. It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to either 12:00 noon Eastern Time or its close of business (usually 5:30 p.m. Eastern Time).


   General. Each Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.


   Conditions of Purchase. The Trust reserves the right to reject any purchase or exchange. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss the Trust incurs and a separate charge may be made for any unpaid check. The Trust may redeem shares from your account(s) to cover these costs and charges and you may be restricted from making future purchases of shares of any of the Pioneer mutual funds.


VIII. HOW TO SELL FUND SHARES

   You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund by mail, by telephone or by facsimile ("fax"). Class A share accounts may also sell by check when properly authorized in advance.

   You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

(bullet) If you are selling shares from a retirement account, you must make your request in writing (except for exchanges to other Pioneer mutual funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

(bullet) If you are selling shares from a non-retirement account, you may use any of the methods described below.

   Your shares will be sold at the share price next calculated (expected to be a constant $1.00) after your order is received and accepted, less any applicable CDSC. Subject to the limitation described above for shares purchased by check, sale proceeds are normally mailed or wired the next business day but in any event not later than seven days after your order is accepted. Each Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


   By Check. (Class A Shares Only) If requested, each Fund will establish a checking account for a Class A shareholder(s) with The First National Bank of Omaha (the "First National Bank"). Please allow 1 to 2 weeks for receipt of your supply of personalized checks. Checks may be drawn for not less than $500 nor more than $250,000, payable to anyone. When a check is presented to First National Bank for payment, it will cause the Fund to redeem at the net asset value next determined a sufficient number of the shareholder's shares to cover the check. A shareholder receives the daily dividends declared on his or her shares until the day the check clears.

   The checking account will be subject to First National Bank's rules and regulations governing checking accounts. If there is an insufficient number of shares in a shareholder's account when a check is presented to First National Bank for payment, the check will be returned. Since the aggregate value of a shareholder's account in each Fund changes each day because of the daily dividend, a shareholder should not attempt to withdraw the full amount in his or her account by using a check. The checkwriting privilege is not available for Class B share accounts. In addition, checkwriting is generally not available for retirement plan accounts or accounts subject to backup withholding (see "Dividends, Distributions and Tax Status" and "Voluntary Tax Withholding").

   In Writing. You may sell your shares by delivering a written request signed by all registered owners and in good order to PSC, at P.O. Box 9014 Boston, MA 02205-9014, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:

 (bullet) you wish to sell over $50,000 worth of shares,

 (bullet) your account registration or address has changed within the last 30 days,

 (bullet) the check is not being mailed to the address on your account
          (address of record),

 (bullet) the check is not being made out to the account owners, or

 (bullet) the sale proceeds are being transferred to a Pioneer account with a different registration.

   Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, Pioneer will send the proceeds of the sale to the address of record. Fiduciaries or corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.


   Written requests will not be accepted until they are received in good order by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, certificates, if any, are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by fax. The Trust may waive the signature guarantee requirement for redemption requests of $50,000 or less provided that the redemption proceeds are directed to the shareholder(s) of record at the address of record.

   By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to the PSC. You may redeem up to $50,000 of your shares by telephone or fax and receive the proceeds by check or bank wire or electronic funds transfer. The redemption proceeds must be made payable exactly as the account is registered. To receive the proceeds by check: the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. The telephone redemption option is not available to retirement plan accounts. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.


   A redemption order received by telephone or fax in proper form by PMC before 12:00 noon Eastern Time on any business day becomes effective as of 12:00 noon that day, and shares so redeemed will not receive that day's dividend. A redemption order received by telephone or fax in proper form by PSC after 12:00 noon Eastern Time and prior to the close of the Exchange (usually, 4:00 p.m. Eastern Time) on any business day becomes effective as of 4:00 p.m. that day, and shares so redeemed will receive that day's dividend. In either case, proceeds of such a redemption will normally be mailed or wired the next business day. State Street Bank charges a fee for wiring funds; the fee will be deducted from the amount redeemed.

   Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time. Your broker-dealer must receive your request and transmit it to PFD either by 12:00 noon Eastern Time or before PFD's close of business to receive the next determined redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

   Redemption Through Compatible Computer Facilities. Certain broker-dealers or other institutions may be able to redeem shares through compatible computer facilities. Contact PSC at 1-800-225-6292 to determine whether your computer facilities are compatible and to receive further instructions. The proceeds of redemption requests received through compatible computer facilities before 12:00 noon Eastern Time will normally be transmitted in Federal Funds on the same day and those shares will not receive the dividend declared on that business day.

   Small Accounts. The minimum account value is $500. If you hold shares of a Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.

   General. The Trust and First National Bank each reserve the right at any time to terminate, suspend or change the terms of or impose fees on any redemption method described in this Prospectus, except redemption by mail. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

IX. HOW TO EXCHANGE FUND SHARES

   Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Fund out of which you wish to exchange and the name of the Fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.


   Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account Application or by writing to the Fund. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFone, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

   Automatic Exchanges. You may automatically exchange shares from one Pioneer mutual fund account for shares of the same Class in another Pioneer mutual fund account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the 18th day of the month.

   General. Exchanges must be at least $1,000. Shares of either Fund acquired through an exchange from another Pioneer mutual fund or through reinvestment of dividends or capital gains distributions, may be exchanged at net asset value for the same class of shares in any other Pioneer mutual fund. Shares of either Fund acquired by direct purchase may be exchanged for the same class of any other Pioneer mutual fund at net asset value plus any applicable sales charge. Not all Pioneer mutual funds offer more than one Class of shares. A new Pioneer mutual fund account opened through an exchange must have a registration identical to that on the original account.


   Class A or Class B shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned the shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.


   Exchange requests received by PSC before 12:00 noon Eastern Time will be effective at 12:00 noon if the requirements above have been met and they will not be eligible for that day's dividend. Exchange requests received by PSC after 12:00 noon and before 4:00 p.m. Eastern Time will be effective at 4:00 p.m. if the requirements above have been met and they will be eligible for that day's dividend. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges, other than those described above, imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the Fund exchanged and a purchase of shares in another Pioneer mutual fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply.

   You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of each Fund's performance and shareholders, the Funds and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on a Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, sus-pend or discontinue the exchange privilege with notice to shareholders as required by law.


X. DISTRIBUTION PLANS


   The Trust, on behalf of each of the Funds, has adopted a Plan of Distribution for Class A shares ("Class A Plan") and, on behalf of Pioneer Cash Reserves Fund, for Class B shares ("Class B Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to which certain distribution and service fees are paid.

   Pursuant to each Fund's Class A Plan, the Fund reimburses PFD its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Trust's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.15% per annum of the Fund's daily net assets attributable to Class A shares and (ii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

   Expenditures of each of the Funds pursuant to the Class A Plan are accrued daily and may not exceed 0.15% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.


   The Class B Plan provides that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to Class B shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B shares.

   Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase. Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

XI. DIVIDENDS, DISTRIBUTIONS AND TAXATION


   Each Fund has elected to be treated, has qualified and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually. Under the Code, a Fund will be subject to a nondeductible 4% federal excise tax on a portion of its undistributed ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. Each Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


   At 4:00 p.m. Eastern Time each business day, each Fund will declare substantially all of its net investment income (consisting of earned interest income less expenses) as a dividend to its shareholders of record as of 12:00 noon Eastern Time. Shareholders begin earning dividends on the first business day after a Fund is credited with same day funds. However, investors whose payments are wired to and received by the Trust's Custodian in federal funds by 12:00 noon, Eastern Time, will receive the dividend declared that day. Unless you specify otherwise on your Account Application, all distributions will be automatically reinvested in additional full and fractional shares of the same class of the Fund in which you hold shares.


   Each month's distributions from net investment income will be paid on the last business day of the month. Short-term capital gains distributions, if any, may be paid with the daily dividend. For federal income tax purposes, all distributions will normally be taxable to each of the Fund's shareholders as ordinary income, whether taken in cash or reinvested in shares. Dividends and capital gains distributions may also be made at such times as may be necessary to avoid federal income or excise tax under the Code.


   Taxable dividends and other taxable distributions which are paid to individuals and other non-exempt payees will be subject to a 31% backup withholding of federal income tax if a Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and that the shareholder is not subject to backup withholding or the Fund receives notice from the IRS or a broker that withholding applies. Please refer to the Account Application for additional information.


   The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents, or U.S. corporations, partnerships, estates and trusts and who are subject to U.S. federal income tax. In many states, the portion of the dividends paid by a Fund that is attributable to the interest received from certain U.S. government obligations will be exempt from state income taxation. A state and/or local intangible property tax exemption may also be available to the extent the value of a Fund's assets is attributable to such U.S. government obligations. In some cases, state tax rules may condition these exemptions on certain concentration, designation, reporting or other requirements, and the Funds will not necessarily satisfy all such requirements in all states. Non-U.S. shareholders and tax-exempt shareholders are subject to different tax treatment that is not described above. You should consult your own tax adviser regarding applicable state, local and other tax laws. Information as to the federal tax status of distributions will be provided to shareholders annually.


XII. MANAGEMENT OF THE TRUST

   The Trust's Board of Trustees has overall responsibility for management and supervision of the Funds. There are currently eight Trustees, six of whom are not "interested persons" of the Trust as defined in the 1940 Act. The Board meets at least quarterly. By virtue of the functions performed by PMC, the Trust requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general background of each Trustee and executive officer of the Trust.

   The Trust is managed under a contract with PMC. PMC serves as investment adviser to the Trust and is responsible for the overall management of the Trust's business affairs, subject to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a Delaware corporation.


   In addition to the Funds that make up the Trust, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to certain other institutional accounts. PMC's and PGI's executive offices are located at 60 State Street, Boston, Massachusetts 02109.


   Under the terms of its contract with the Trust, PMC assists in the management of the Trust and is authorized in its discretion to buy and sell securities for the account of each Fund in the Trust. PMC pays all the expenses, including executive salaries and the rental of certain office space, related to its services for the Trust, with the exception of the following which are paid by the Trust: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to a Fund; (d) issue and transfer taxes, chargeable to a Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by a Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of each Fund and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC; (g) all expenses of shareholders' and

Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Trust and the Trustees; (i) distribution fees paid by each Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of PMC, the Trust (other than as Trustees), PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Trust shall pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which a Fund is a party.

   Orders for each Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances where two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of the Trust or other Pioneer mutual funds. See the Statement of Additional Information for a further description of PMC's brokerage allocation practices.

   As compensation for its management services and certain expenses which PMC incurs, PMC is entitled to a management fee equal to 0.40% per annum of each Fund's average daily net assets. The fee is normally computed daily and paid monthly. PMC has voluntarily and temporarily agreed to reduce its management fees for each Fund and to make other arrangements as may be necessary to keep such expenses below specified levels. See "Expense Information."

   During the fiscal year ended December 31, 1994, Pioneer Cash Reserves Fund and Pioneer U.S. Government Money Fund incurred actual expenses of $1,117,021 and $324,626, respectively, before management fees, paid or payable to PMC, and other expenses were reduced pursuant to PMC's voluntary expense limitation agreement in effect through December 31, 1994, as described further in the Statement of Additional Information.

   John F. Cogan, Jr., Chairman of the Board and President of the Trust and President and a Director of PGI and of PMC, owned approximately 15% of the outstanding capital stock of PGI as of the date of this Prospectus. PMC is a wholly-owned subsidiary of PGI. PFD is an indirect wholly-owned subsidiary of PGI.


XIII. DESCRIPTION OF SHARES AND VOTING RIGHTS


   The shares of the Trust are divided into three series. One of the three series, Pioneer Tax-Free Money Fund, is expected to cease operations on or about January 8, 1996 in accordance with a Plan of Liquidation approved by the Trustees. Each share represents an equal proportionate interest in a Fund with each other share. The Trust reserves the right to create and issue additional series of shares in addition to the Funds currently available. The shares of a series participate equally in the earnings, dividends and assets of the particular series, except to the extent the rights of a particular class of shares may differ from those of another class or classes. As of the date of this Prospectus, the Trustees have authorized the issuance of a single class of shares, designated Class A shares, for Pioneer U.S. Government Money and two classes of shares, designated Class A and Class B, for Pioneer Cash Reserves Fund. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A and Class B shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares.


   The Trust is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for the purpose of electing or removing Trustees, changing fundamental investment restrictions or approving a management contract.

   Generally, shares of each Fund will vote as a single series on matters that affect all Funds in substantially the same manner. As to matters affecting each Fund (e.g., changes in a Fund's investment restrictions), shares of each Fund will vote as a separate series. Shares have no preemptive, subscription, or conversion rights and are freely transferable. Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to shareholders. Shares are fully-paid and, except as set forth in the Statement of Additional Information, non-assessable.

   Upon liquidation of the Trust, each Fund's shareholders will receive pro rata, subject to the rights of creditors, (a) the proceeds of the sale of the assets held in the respective series to which the shares of the Fund relate, less (b) the liabilities of the Trust attributable to the respective series. Shares will remain on deposit with the Trust's transfer agent and certificates will not be issued.

XIV. SHAREHOLDER SERVICES

   PSC is the shareholder services and transfer agent for shares of the Trust. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109. Inquiries to PSC should be mailed to Shareholder Services, Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as the custodian of the Trust's portfolio securities. The principal address of the Mutual Fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109.

Account and Confirmation Statements

   PSC maintains accounts for shareholders and all transactions are recorded in these accounts. Confirmation statements showing the details of transactions are sent to shareholders monthly. The Pioneer Combined Account Statement, mailed quarterly, is available to all shareholders who have more than one Pioneer account. The bottom portion of the confirmation statement should be used as a remittance slip to make additional investments or to indicate a change of address on your account.

   Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are investment or redemption of shares by mail, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges and redemptions, and newsletters.

   Additional Investments. You may add to your account by sending a check (minimum of $100 for Class A shares and $500 for Class B shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to your account, whether by check or through a Pioneer Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of the Exchange on the day of receipt.

   Automatic Investment Plans. You may arrange for regular automatic investments of $100 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a pre-authorized draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the plan at any time without penalty upon 30 days' written notice to PSC. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans.

Financial Reports and Tax Information

   Shareholders will receive financial reports semi-annually. Each annual report will be audited by the Trust's independent public accountants. In January of each year, each Fund will mail to shareholders information about the tax status of dividends and distributions.

Dividend Options

    Regular Reinvestment. Dividends are automatically reinvested in additional shares of the same class of each Fund in which you maintain an investment unless you instruct otherwise.

    Check. You may elect (in writing) to receive monthly dividend checks. You may also direct that dividend checks be paid to another person or sent to another address (other than the one on file for your account), although if you make either designation after you have opened your account, a signature guarantee signed by all registered account owners must accompany your instructions.


    Directed Dividends. You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account of the same class. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., "PGI IRA Cust for John Smith" may only go into another account registered "PGI IRA Cust for John Smith."


    Direct Deposit. If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding


   You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.


Retirement Plans


   Interested persons should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to Pioneer's retirement plans for businesses, Simplified Employee Pension Plans, IRAs, Section 401(k) salary reduction plans and Section 403(b) retirement plans for employees of associations, public school systems and charities. The Account Application accompanying in this Prospectus should not be used to establish such plans. Separate applications are required.


Yield Information

   Yield information may be obtained by telephone 1-800-225-4321. Yield information is updated each weekday and is based on the annualized yield over the immediately preceding seven days, determined with a formula established by the SEC. See "Investment Results" below. Yields are not fixed and will vary with changes in the income and expenses of the Funds.

Telecommunications Device for the Deaf (TDD)

   If you have a hearing disability and you own TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time, to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans


   If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan providing for fixed payments at regular intervals. Withdrawals from Class B share accounts are limited to 10% of the value of the account at the time the plan is implemented. See "Waiver or Reduction of Contingent Deferred Sales Charge" for more information. Periodic checks of $50 or more will be sent to you monthly or quarterly. You may also direct that withdrawal checks be paid to another person, although if you make this designation after you have opened your account, a signature guarantee must accompany your instructions.


   You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Telephone Transactions and Related Liabilities


   Your account is automatically authorized to have telephone transaction privileges unless you indicate otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern time on weekdays. See "Share Price," "How to Sell Fund Shares," and "How to Exchange Fund Shares" for more information. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see "FactFone(SM)"). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. To confirm that each transaction instruction received by telephone is genuine, each Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, a Fund may be liable for any loss due to unauthorized or fraudulent instructions. Each Fund may implement other procedures from time to time. In all other cases, neither a Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


   During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact a Fund by telephone to institute a redemption or exchange. You should communicate with a Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

   FactFone is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone allows you to obtain current information on your Pioneer accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone. See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

XV. INVESTMENT RESULTS


   From time to time, each of the Funds may include in advertisements or other communications to existing or proposed shareholders its respective "yield" and "effective yield." The "yield" is computed by dividing a Fund's net investment income per share attributable to the appropriate class during a base period of seven days (which period will be stated in the communication) by the net asset value per share for the appropriate class of the Fund on the last day of such seven-day period. The Fund's net investment income per share is determined by dividing net investment income during the base period by the average number of shares for the appropriate class of the Fund entitled to receive dividends during the base period. The Fund's seven-day yield for the appropriate class is then annualized by a computation that assumes that the Fund's net investment income is earned for a one-year period at the same rate as during the seven-day base period. The "effective yield" is calculated similarly, except that income is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of the assumed reinvestment.

   The yields of the Funds will vary from time to time depending on market conditions, the composition of the Funds' portfolios and operating expenses of the Funds. The temporary policy of the Funds' investment adviser to reduce management fees and limit expenses will, so long as such policy is in effect, have the effect of increasing yield. These factors and possible differences in the methods used in calculating yields should be considered when comparing performance information published for other investment companies and other investment vehicles. Yield quotations should also be considered relative to the risks associated with the Funds' investment objective and policies. At any time in the future, yield quotations may be higher or lower than past yield quotations, and there can be no assurance that any historical yield quotation will continue in the future.


   The Funds may also include comparative performance information in advertising or marketing their shares. This performance information may include data from Lipper Analytical Services, Inc., Donoghue's Money Fund Report or other industry publications.

   For more information regarding the computation of yield, see the Statement of Additional Information.

XVI. APPENDIX

   Some of the terms used in this Prospectus are described below.

   "Bank Obligations" include certificates of deposit which are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft which has been drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time. The Funds generally purchase time deposits with a maturity of the following business day. Time deposits with a maturity of two business days or more will be considered to be illiquid for purposes of the Funds' investment restrictions.

   "Commercial Paper" consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. The Funds may invest only in commercial paper rated A-1 by S&P or P-1 by Moody's. The ratings A-1 and P-1 are the highest commercial paper ratings assigned by S&P and Moody's. Commercial paper which is not rated is not necessarily of lower quality than that which is rated, but may be less marketable and therefore provide a higher yield.

   "Money Market" refers to the marketplace composed of the financial institutions which handle the purchase and sale of liquid, short-term, high-grade debt instruments. The money market is not a single entity, but consists of numerous separate markets, each of which deals in a different type of short-term debt instrument. These include

U.S. government obligations, commercial paper, bank obligations, municipal securities, and other debt instruments, generally referred to as money market instruments.

   "Repurchase Agreements" are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. Whether a repurchase agreement is the purchase and sale of a security or a collateralized loan has not been definitely established for purposes other than the application of the federal statutory provisions exempting U.S. government obligations from state taxation (for which purpose a repurchase agreement is treated as a collateralized loan). This might become an issue in the event of the bankruptcy of the other party to the transaction. While it is not possible to eliminate all risk from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to a Fund in connection with bankruptcy proceedings), it is the policy of the Trust to enter into repurchase agreements only with banks and broker dealers approved by the Board of Trustees of the Trust and only with respect to U.S. government securities which throughout the period have a value at least equal to the amount of the loan (including accrued interest). It is also the policy of the Board of Trustees to evaluate on a periodic basis the creditworthiness of the parties with which the Funds engage in repurchase agreements.

   "U.S. Government Obligations" are debt securities (including bills, notes, and bonds) issued by the U.S. Treasury or issued by an agency or instrumentality of the U.S. government which is established under the authority of an Act of Congress. Such agencies or instrumentalities include, but are not limited to, the Federal National Mortgage Association, the Small Business Administration, the Government National Mortgage Association, and the Federal Home Loan Banks. Although all obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on these obligations is generally backed directly or indirectly by the U.S. government. This support can range from the backing of the full faith and credit of the United States (U.S. Treasury securities and, for example, securities issued by the Small Business Administration and the Government National Mortgage Association) to the backing solely of the issuing instrumentality itself (securities issued by the Federal National Mortgage Association and the Federal Home Loan Banks). In the case of obligations not backed by the full faith and credit of the United States, the Trust must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

Pioneer Cash Reserves Fund
Pioneer U.S. Government Money Fund
60 State Street
Boston, Massachusetts 02109


OFFICERS
JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
SHERMAN B. RUSS, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary

INVESTMENT ADVISER
PIONEERING MANAGEMENT CORPORATION


PRINCIPAL UNDERWRITER
PIONEER FUNDS DISTRIBUTOR, INC.


CUSTODIAN
BROWN BROTHERS HARRIMAN & CO.

INDEPENDENT PUBLIC ACCOUNTANTS
ARTHUR ANDERSEN LLP

LEGAL COUNSEL
HALE AND DORR

SHAREHOLDER SERVICES AND TRANSFER AGENT
PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION

If you would like information on the following, please call:

Existing and new accounts, prospectuses,
 applications, service forms and
 FactFone(SM) telephone transactions                   1-800-225-6292
Automated fund yields, automated prices and
 account information                                   1-800-225-4321
Retirement plans                                       1-800-622-0176
Toll-free fax                                          1-800-225-4240
Telecommunications Device for the Deaf (TDD)           1-800-225-1997


1295-2961
(C)Pioneer Funds Distributor, Inc.


[pioneer logo]

Pioneer
Cash Reserves
Fund

Pioneer
U.S. Government
Money Fund


Class A and Class B Shares
Prospectus
March 31, 1995
(revised January 5, 1996)

                           PIONEER MONEY MARKET TRUST

                           Pioneer Cash Reserves Fund
                           Class A and Class B Shares
                       Pioneer U.S. Government Money Fund
                                 Class A Shares

                                 60 State Street
                           Boston, Massachusetts 02109


                       STATEMENT OF ADDITIONAL INFORMATION

                                 March 31, 1995


                            (revised January 5, 1996)


         This Statement of Additional Information (Part B of the Registration Statement) is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated March 31, 1995 (revised January 5, 1996) of Pioneer Money Market Trust (the "Trust"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Trust at 60 State Street, Boston, Massachusetts 02109. The Trust's financial statements for the fiscal year ended December 31, 1994 are attached to this Statement of Additional Information.

                                TABLE OF CONTENTS
                                                                          Page


1.   Investment Policies and Restrictions..................................2
2.   Management of the Trust...............................................4
3.   Investment Adviser....................................................7
4.   Principal Underwriter.................................................8
5.   Distribution Plans....................................................9
6.   Shareholder Servicing/Transfer Agent..................................11
7.   Custodian.............................................................11
8.   Independent Public Accountants........................................12
9.   Portfolio Transactions................................................12
10.  Tax Status............................................................13
11.  Description of Shares.................................................14
12.  Certain Liabilities...................................................14
13.  Determination of Net Asset Value......................................15
14.  Systematic Withdrawal Plan............................................16
15.  Investment Results....................................................17
16.  Financial Statements..................................................18
Appendix A.................................................................A-1
Appendix B.................................................................B-1


                            -------------------------

 THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN
                             EFFECTIVE PROSPECTUS.

1.       INVESTMENT POLICIES AND RESTRICTIONS


         The Prospectus of the Trust identifies the investment objective of each series of the Trust: Pioneer Cash Reserves Fund and Pioneer U.S. Government Money Fund (collectively, the "Funds"), and the principal investment policies of the Funds. Other investment policies and a further description of some of the policies described in the Prospectus are set forth below. In addition to the Funds, the Trust previously offered a third fund, Pioneer Tax-Free Money Fund, which is expected to cease operations on or about January 8, 1996 pursuant to a Plan of Liquidation approved by the Trustees.


         The following policies and limitations supplement those discussed in the Prospectus. Whenever an investment policy or limitation states a maximum percentage of a Fund's assets that may be invested in any security or sets forth a policy regarding quality standards, such standard or other limitation shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with such Fund's investment objectives and policies.


         Certificates of Deposit. Pioneer Cash Reserves Fund may invest in certificates of deposit of large domestic banks and savings and loan associations (i.e., banks which at the time of their most recent annual financial statements show total assets in excess of $1 billion), including foreign branches of such domestic banks, and of smaller banks as described below. The Fund will not invest in certificates of deposit of foreign banks.

         Investment in certificates of deposit issued by foreign branches of domestic banks involves investment risks that are different in some respects from those associated with investment in certificates of deposit issued by domestic banks, including the possible imposition of withholding taxes on interest income, the possible adoption of foreign governmental restrictions which might adversely affect the payment of principal and interest on such certificates of deposit, or other adverse political or economic developments. In addition, it might be more difficult to obtain and enforce a judgment against a foreign branch of a domestic bank.


         Although the Fund's investment adviser recognizes that the size of a bank is important, this fact alone is not necessarily indicative of its creditworthiness. The Fund may invest in certificates of deposit issued by banks and savings and loan institutions which had at the time of their most recent annual financial statements total assets not in excess of $1 billion, provided that (i) the principal amounts of such certificates of deposit are insured by an agency of the U.S. government, (ii) at no time will the Fund hold more than $100,000 principal amount of certificates of deposit of any one such bank and
(iii) at the time of acquisition, no more than 10% of the Fund's assets (taken at current value) are invested in certificates of deposit of such banks having total assets not in excess of $1 billion.


         Investment Restrictions. The following numerical list sets forth all of the fundamental investment restrictions applicable to the Funds. These restrictions cannot be changed for a Fund unless a majority of the outstanding securities of such Fund approves the change. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) the holders of more than 50% of the outstanding shares.

         A Fund may not:

         (1) except with respect to investments in obligations of (a) the U.S. government, its agencies, authorities or instrumentalities and (b) domestic banks, purchase any security if, as a result (i) more than 5% of the assets of the Fund would be in the securities of any one issuer, or (ii) more than 25% of its assets would be in a particular industry;


         (2) borrow money, except from banks for extraordinary purposes or to meet redemptions in amounts not exceeding 33 1/3% of its total assets (including the amount borrowed). Neither of the Funds intends to borrow money during the coming year;


         (3) make short sales of securities;

         (4) purchase securities on margin;

         (5) write, purchase or otherwise invest in any put, call, straddle or spread option or buy or sell real estate, commodities or commodity futures contracts or invest in oil, gas or mineral exploration or development programs;

         (6) make loans to any person, except by (a) the purchase of a debt obligation in which the Fund is permitted to invest and (b) engaging in repurchase agreements;

         (7) purchase the securities of other investment companies or investment trusts, unless they are acquired as part of a merger, consolidation or acquisition of assets;

         (8) act as an underwriter, except as it may be deemed to be an underwriter in a sale of restricted securities;

         (9) invest in companies for the purpose of exercising control or management; or

         (10) issue senior securities, except that the issuance of multiple classes of shares, in accordance with a statute, regulation or order of the Securities and Exchange Commission, shall not constitute the issuance of a senior security.

         In addition, in order to comply with certain state statutes and non-fundamental policies of the Funds, the Funds will not (i) pledge, mortgage or hypothecate their portfolio securities if at the time of such action the value of the securities so pledged, mortgaged or hypothecated would exceed 10% of the value of a Fund, (ii) commit more than 10% of their assets to illiquid investments, such as repurchase agreements that mature in more than seven days,
(iii) invest more than 5% of their assets in companies which, including predecessors, have a record of less than three years continuous operation, (iv) invest in warrants, (v) purchase or retain the securities of any issuer if any officer or Trustee of the Fund or its investment adviser is an officer or director of such issuer and beneficially owns more than 1/2 of 1% of the securities of such issuer and all of the officers and the Trustees of the Fund and the Fund's investment adviser together own more than 5% of the securities of such issuer, (vi) buy or sell real estate, including real estate limited partnerships, except that each Fund may acquire or lease office space for its own use, invest in securities of issuers that invest in real estate or interests therein, invest in securities that are secured by real estate or interests therein, purchase and sell mortgage-related securities and hold and sell real estate acquired by the Fund as a result of the ownership of securities or (vii) invest in oil, gas or mineral exploration or development programs or leases. The term "person" as used in fundamental investment restriction no. 6 includes institutions as well as individuals. Policies in this paragraph may be changed by the Trustees without shareholder approval or notification.

         See the Prospectus for a discussion of certain additional regulatory requirements applicable to the Funds.


2.       MANAGEMENT OF THE TRUST

         The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The officers of the Trust are responsible for the Trust's operations. The Trustees and executive officers of the Trust are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Trust within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").


JOHN F. COGAN, JR.*, Chairman of the Board, President and Trustee, DOB: 6/13/26
         President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian corporation); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Luscina, Inc., Pioneer First Russia, Inc. ("First Russia"), Pioneer Omega, Inc. ("Omega") and Theta Enterprises, Inc.; Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr (counsel to the Fund).

RICHARD H. EGDAHL, M.D., Trustee,  DOB: 12/13/26
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA  02115
         Professor of Management, Boston University School of Management, since 1988; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee,  DOB:  5/12/47
The Keep, P.O. Box 110, Little Deer Isle, ME  04650
         Founding Director, Winthrop Group, Inc. (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, between 1991 and 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), between 1989 and 1993 and Trustee of all of the Pioneer mutual funds except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee,  DOB:  7/27/17
6363 Waterway Drive, Falls Church, VA
         Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee,  DOB:  5/10/48
One Boston Place, Suite 2363, Boston, MA 02108
         President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President,  DOB:  2/13/44
         Executive Vice President and a Director of PGI; Director of PFD, PCC, PIC, PIntl and Pioneer SBIC Corporation; President, Chief Investment Officer and a Director of PMC, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee,  DOB:  5/18/45
125 Broad Street, New York, New York 10004
         Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds except Pioneer Variable Contracts Trust.

JOHN WINTHROP, Trustee,  DOB:  6/22/36
One North Adgers Wharf, Charleston, South Carolina  29401
         President, John Winthrop & Co., Inc. (a private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds.

WILLIAM H. KEOUGH, Treasurer,  DOB:  4/12/37
         Senior Vice President, Chief Financial Officer and Treasurer of PGI and Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL and Pioneer SBIC
Corporation and Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB:  8/11/46
         Secretary of PGI, PMC, PPC, PIC, PIntl, PMT and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB: 6/19/56
         Manager of Fund Accounting and Compliance of PMC since May 1994, Manager of Auditing and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:  3/7/64
         General Counsel of PGI since 1995; formerly of Hale and Dorr (counsel to the Fund) where he most recently served as junior partner and Assistant Secretary of all of the Pioneer mutual funds except Pioneer Variable Contracts Trust.

SHERMAN B. RUSS, Vice President,  DOB:  7/26/37
         Senior Vice President of PMC; Vice President of Pioneer Bond Fund, Pioneer America Income Trust and Pioneer Interest Shares, Inc.

      The Trust's Agreement and Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Trust at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109.


      To the knowledge of the Trust, no officer or Trustee of the Trust owned 5% or more of the issued and outstanding shares of PGI on February 28, 1995, except Mr. Cogan who then owned approximately 15% of such shares.

      At February 28, 1995, the Trustees and officers of the Trust owned in the aggregate less than 1% of the outstanding securities of the Trust. As of February 28, 1995, PGI-Rollover IRA Custodian for George E. Siek, Sr. owned approximately 6.95% of Pioneer U.S. Government Money Fund's total assets and Kirpet Co. owned approximately 9.95% of Pioneer Cash Reserves Fund's total assets. To the knowledge of the Trust, as of February 28, 1995, no person other than mentioned above owned of record or beneficially more than 5% of the outstanding shares of any series of the Trust.


      All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Trust's investment adviser, owns all of the outstanding capital stock of PFD and serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional private accounts.

      The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.



                                                  Investment         Principal
Fund Name                                          Adviser          Underwriter


Pioneer International Growth Fund                    PMC                PFD
Pioneer Europe Fund                                  PMC                PFD
Pioneer Emerging Markets Fund                        PMC                PFD
Pioneer India Fund                                   PMC                PFD
Pioneer Capital Growth Fund                          PMC                PFD
Pioneer Mid-Cap Fund                                 PMC                PFD
Pioneer Growth Shares                                PMC                PFD

Pioneer Small Company Fund                           PMC                PFD
Pioneer Gold Shares                                  PMC                PFD
Pioneer Equity-Income Fund                           PMC                PFD
Pioneer Fund                                         PMC                PFD
Pioneer II                                           PMC                PFD
Pioneer Real Estate Shares                           PMC                PFD
Pioneer Short-Term Income Trust                      PMC                PFD
Pioneer America Income Trust                         PMC                PFD
Pioneer Bond Fund                                    PMC                PFD
Pioneer Income Fund                                  PMC                PFD
Pioneer Intermediate Tax-Free Fund                   PMC                PFD
Pioneer Tax-Free Income Fund                         PMC                PFD
Pioneer New York Triple Tax-Free Fund                PMC                PFD
Pioneer Massachusetts Double Tax-Free Fund           PMC                PFD
Pioneer California Double Tax-Free Fund              PMC                PFD
Pioneer U.S. Government Money Fund                   PMC                PFD
Pioneer Cash Reserves Fund                           PMC                PFD
Pioneer Interest Shares, Inc.                        PMC              Note 1
Pioneer Variable Contracts Trust                     PMC              Note 2




Note 1   This fund is a closed-end fund.

Note 2   This is a series of eight  separate  portfolios  designed  to provide
         investment   vehicles  for  the  variable  annuity  and  variable  life insurance contracts of various insurance companies or for certain qualified pension plans.

      Compensation of Officers and Trustees. The Trust pays no salaries or compensation to any of its officers. The Trust pays an annual trustees' fee of $100, and a payment of $1,000 plus expenses per meeting attended, to each Trustee who is not affiliated with PMC, PFD or PSC and pays an annual trustees' fee of $500 plus expenses to each Trustee affiliated with PMC, PFD or PSC. Any such fees and expenses paid to affiliates or interested persons of PMC, PFD or PSC are reimbursed to the Trust under its Management Contract. The following table sets forth certain information with respect to the compensation of each Trustee of the Trust:

                                              Pension or
                                              Retirement             Total
                                               Benefits           Compensation
                            Aggregate         Accrued as         from Trust and
                           Compensation         Part of          Pioneer Family
Name of Trustee           from the Trust*   Trust's Expenses       of Funds**

John F. Cogan, Jr.***        $  500               $0               $ 9,000
Richard H. Egdahl, M.D.       3,400                0               $55,650
Margaret B.W. Graham          3,400                0               $55,650
John W. Kendrick              3,400                0               $55,650
Marguerite A. Piret           4,300                0               $66,650
David D. Tripple***             500                0               $ 9,000
Stephen K. West               4,000                0               $63,650
John Winthrop                 4,000                0               $63,650

*        As of Trust's fiscal year end.
** As of December 31, 1994 (calendar year end for all Pioneer Funds listed above).
*** All fees paid by the Trust to "interested" Trustees are reimbursed to the Trust by PMC.



3.  INVESTMENT ADVISER

         The Trust has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its investment adviser. The term of the contract is one year and it is renewable annually by the vote of a majority of the Board of Trustees of the Trust (including a majority of the Board of Trustees who are not parties to the contract or interested persons of any such parties). The vote must be cast in person at a meeting called for the purpose of voting on such renewal. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of sixty days' written notice. As compensation for its management services and expenses incurred, PMC is entitled to a management fee at the rate of 0.40% per annum of each Fund's average daily net assets. The fee is normally computed daily and paid monthly. PMC has agreed not to impose management fees for the Funds and if necessary to limit or otherwise reduce other operating expenses to the extent needed to limit the expenses of each Fund in accordance with the schedule set forth in the Prospectus under Note 2 to "Expense Information." The management fee attributable to Class B Shares will only be imposed to the extent it is imposed for Class A Shares. PMC's agreement is voluntary and temporary and may be revised or terminated at any time. The purpose of this policy is to enhance a Fund's dividend yield during the period when, because of its smaller size, fixed expenses have a more significant impact on yield.

         During the fiscal year ended December 31, 1994, pursuant to the expense limitation discussed above, the management fees of Pioneer Cash Reserves Fund, Pioneer U.S. Government Money Fund and Pioneer Tax Free Money Fund were reduced by $250,479, $117,274 and $36,209, respectively, resulting in actual management fees paid during such period of $214,043, $0 and $0, respectively. During the fiscal year ended December 31, 1993, the management fees of Pioneer Cash
Reserves Fund, Pioneer U.S. Government Money Fund and Pioneer Tax-Free Money Fund were reduced by $201,232, $92,361 and $29,957, respectively, resulting in actual management fees paid during such period of $28,991, $0 and $0, respectively. During the fiscal year ended December 31, 1992, the management fees of Pioneer Cash Reserves Fund, Pioneer U.S. Government Money Fund and Pioneer Tax-Free Money Fund were reduced by $136,097, $104,034 and $30,942, respectively, resulting in actual management fees paid during such period to PMC of $125,487, $0 and $0, respectively.

4.       PRINCIPAL UNDERWRITER

         PFD serves as the principal underwriter for the Trust in connection with the continuous offering of the Trust's Class A shares and Pioneer Cash
Reserves Fund Class B shares. During the Trust's two most recently completed fiscal years, no underwriting commissions were paid to PFD. PFD commenced service as the Trust's principal underwriter as of March 31, 1995.

         The Trust, on behalf of each Fund, entered into an Underwriting Agreement with PFD. The Underwriting Agreement will continue from year to year if annually approved by the Trustees. The Underwriting Agreement provides that PFD will bear expenses for the distribution of the Trust's shares, except for expenses incurred by PFD for which it is reimbursed by the Trust under the Rule 12b-1 distribution plans applicable to the Class A and Class B shares.

         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services performed for the Trust. PFD also pays certain expenses in connection with the distribution of the Trust's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Trust bears the cost of registering its shares under federal and state securities law and the laws of certain foreign countries.

         The Trust and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Trust.

         The Trust will not generally issue shares for consideration other than cash. At the Trust's sole discretion, however, it may issue shares for consideration other than cash in connection with a bona fide reorganization, statutory merger, or other acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) provided (i) the securities meet the investment objectives and policies of the Trust; (ii) the securities are acquired by the Trust for investment and not for resale; (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable. An exchange of securities for Trust shares may be a taxable transaction to the shareholder.

         The redemption price of shares of beneficial interest of the Trust may, at the Manager's discretion, be paid in cash or portfolio securities. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the Trust's net asset value during any 90-day period for any one shareholder. Should the amount of redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or portfolio securities. In the latter case, the securities are taken at the value employed in determining the Trust's net asset value. A shareholder whose shares are redeemed in-kind may incur brokerage charges in selling the securities received in-kind. The selection of such securities will be made in such manner as the Board deems fair and reasonable.

5.       DISTRIBUTION PLANS

         The Trust, on behalf of each Fund, has adopted a plan of distribution pursuant to Rule 12b-1 promulgated by the Commission under the 1940 Act with respect to Class A shares (the "Class A Plan") and a plan of distribution with respect to Class B shares of Pioneer Cash Reserves Fund only (the "Class B Plan") (together, the "Plans").

         Class A Plan. Pursuant to the Class A Plan a Fund may reimburse PFD for its expenditures in financing any activity primarily intended to result in the sale of the Class A Plan shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of each Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.15% of a Fund's average daily net assets attributable to Class A shares.

         Class B Plan. The Class B Plan provides that Pioneer Cash Reserves Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration for personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first-year service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to Pioneer Cash Reserves Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution-related services or personnel, travel, office expenses and equipment. The Class B Plan also provides that PFD will receive all CDSCs attributable to Class B shares. (See "Distribution Plans" in the Prospectus.)

         General. In accordance with the terms of the Plans, PFD provides to the Trust for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Trust, nor any Trustee of the Trust who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by each of the Funds and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Trust, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the Plans) (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a reasonable likelihood that the Plans will benefit each Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Class or Classes affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. On March 10, 1995, the Board of Trustees approved an amendment to the Trust's Class A Plan, on behalf of each Fund, authorizing PFD, in its capacity as principal underwriter of the Trust's shares, to receive compensation from the Trust pursuant to the Class A Plan. Under the original Class A Plan, PFD served as servicing agent for the Trust with respect to the Plan. The Board of Trustees determined that this amendment would not result in an increase of the annual percentage limitation of average net assets which may be spent by the Trust, on behalf of each Fund, for the services described with respect to each Fund's Class A shares in the Class A Plan. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of a Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940 Act). In the Trustees' quarterly review of the Plans, they will consider the Plans' continued appropriateness and the level of compensation they provide.

         During the fiscal year ended December 31, 1994, the Funds incurred total distribution fees pursuant to the Class A Distribution Plan as follows:

         Pioneer Cash       Pioneer U.S. Government    Pioneer Tax-Free
         Reserves Fund           Money Fund              Money Fund

           $165,050               $36,283                  $8,147

         Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensating dealers and sales personnel. There were no Class B Shares outstanding on December 31, 1994.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Trust has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder services and transfer agent for the Trust. This contract terminates if assigned and may be terminated without penalty by either party by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities and the giving of ninety days' written notice.

         Under the terms of its contract with the Trust, PSC services shareholder accounts, and its duties include: (i) processing sales, redemptions and exchanges of shares of the Trust; (ii) distributing dividends and capital gains associated with Trust portfolio accounts; and

(iii) maintaining account records and responding to shareholder inquiries. PSC handles all routine communications with shareholders but obtains data processing and operational services from Advanced Information Service Company of Boston, Massachusetts.


         PSC receives an annual fee of $28.00 per shareholder account from the Trust as compensation for the services described above. This fee is set at an amount determined by vote of a majority of the Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.


7.       CUSTODIAN

         Brown Brothers Harriman & Co. (the "Custodian"), 40 Water Street, Boston, Massachusetts 02109, is the custodian of the Trust's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities and collecting interest and dividends on the Funds' investments. The Custodian does not determine the investment policies of the Funds or decide which securities the Funds will buy or sell. The Funds may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company.

         Pursuant to a separate agreement with the Custodian, the Custodian also provides certain accounting services to the Trust, including the calculation of yield for the Funds.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, are the Trust's independent public accountants, providing audit services, tax return review and assistance and consultation with respect to the preparation of filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

         The Funds intend to fully manage their portfolios by buying and selling securities, as well as holding securities to maturity. In managing their portfolios, the Funds seek to take advantage of market developments and yield disparities, which may include use of the following strategies:

                  (1) shortening the average maturity of their portfolios in anticipation of a rise in interest rates so as to minimize depreciation of principal;

                  (2) lengthening the average maturity of their portfolios in anticipation of a decline in interest rates so as to maximize yield;

                  (3) selling one type of debt security and buying another when disparities arise in the relative values of each; and

                  (4) changing from one debt security to an essentially similar debt security when their respective yields appear distorted due to market factors.

         The Funds engage in portfolio trading if they believe a transaction net of costs (including taxes and custodian charges) will help in achieving the Trust's investment objective.

         Decisions relating to the purchase and sale of securities for the Funds, the allocation of portfolio transactions and, where applicable, the negotiation of commission rates are made by officers of PMC.

         The primary consideration in placing portfolio security transactions is execution at the most favorable prices. PMC has complete freedom as to the markets in and broker-dealers through which it seeks this result. Debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. PMC attempts to negotiate with underwriters to decrease the commission or concession for the benefit of the Funds. PMC normally seeks to deal directly with the primary market makers unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by PMC's management contract, be bought from or sold to dealers who have furnished statistical research and other information or services to PMC and the Funds. Management believes that no exact dollar value can be calculated for such services.

         During the fiscal years ended December 31, 1994, 1993 and 1992, respectively, the Funds paid no brokerage or underwriting commissions.

10.      TAX STATUS


         Federal Taxes. Each series of the Trust is treated as a separate entity for federal income tax purposes. It is each Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. These requirements relate to the sources of its income, diversification of its assets and the distribution of its income to shareholders. If a Fund meets all such requirements and distributes to its shareholders at least annually all investment company taxable income and net capital gain, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax. Because none of each Fund's income is expected to arise from dividends, no part of the distributions to its corporate shareholders will qualify for the dividends-received deduction for corporations. Any distribution from the excess of a Fund's net long-term capital gain over its net short-term capital loss would be treated by shareholders as long-term capital gain without regard to their holding periods for their Fund shares.


         Any dividend declared by a Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.


         For federal income tax purposes, a Fund is permitted to carry forward a net realized capital loss in any year to offset its realized capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net realized capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders. As of December 31, 1994, Pioneer Cash Reserves Fund had a net capital loss carryforward of $275,424, which carryforward will expire in 2002 if not utilized.

         Different  tax  treatment,   including   penalties  on  certain  excess
contributions  and  deferrals,   certain   pre-retirement  and   post-retirement
distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         Provided that each Fund qualifies as a regulated investment company ("RIC") under the Code, it will not be required to pay any Massachusetts income, corporate excise or franchise taxes. Provided that each Fund qualifies as an RIC and meets certain income source requirements under Delaware Law, each Fund should also not be required to pay Delaware corporation income tax.


         It is possible that some states will exempt from tax that portion of an ordinary dividend which represents interest received by Pioneer U.S. Government Money Fund or Pioneer Cash Reserves Fund on direct obligations of the U.S. Government. Therefore, such Funds will report annually to their shareholders the percentage of interest income received during the preceding year, indicating the source of such income. Each shareholder is advised to consult his own tax adviser regarding the tax status of distributions from and an investment in a Fund under applicable state or local tax law, including, in those states or localities that impose taxes on intangible personal property, whether the portion of the value of a Fund's shares attributable to direct obligations of the U.S. government may be exempt from such taxes.

         Federal law requires that the Funds withhold 31% of reportable payments, including dividends, to shareholders who have not complied with IRS regulations. In order to avoid this withholding requirement, shareholders must certify on their Applications, or on separate W-9 Forms, that the Social Security Number or other Taxpayer Identification Number they provide is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. A Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.


         The  description   above  relates  only  to  U.S.  federal  income  tax
consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents, or U.S. corporations, partnerships, trusts or estates and who are subject to U.S. federal income tax. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a 30% U.S. withholding tax (or withholding tax at a lower treaty rate) on certain dividends treated as ordinary income. The description above also does not address the special tax rules applicable to certain classes of investors, such as banks, insurance companies or tax-exempt entities. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.

11.      DESCRIPTION OF SHARES


         The Trust's Agreement and Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Trust consists of the two series named herein. In addition to Pioneer Cash Reserves Fund and Pioneer U.S. Government Money Fund, the Trust previously offered a third series, Pioneer Tax-Free Money Fund, which is expected to cease operations on or about January 8, 1996 pursuant to a Plan of Liquidation approved by the Trustees. The Trustees may establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Agreement and Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of two classes of shares of Pioneer Cash Reserves Fund, Class A shares and Class B shares. Each share of a class of the Pioneer Cash Reserves Fund represents an equal proportionate interest in the assets of that Fund allocable to that class. Upon liquidation of the Pioneer Cash Reserves Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Trust reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No amendment adversely affecting certain rights of shareholders may be made to the Trust's Agreement and Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and nonassessable by the Trust, except as stated below.

12.  CERTAIN LIABILITIES

         As a Delaware business trust, the Trust's operations are governed by its Agreement and Declaration of Trust dated March 7, 1995. A copy of the Trust's Certificate of Trust, also dated March 7, 1995, is on file with the Office of the Secretary of State of the State of Delaware. Generally, Delaware business trust shareholders are not personally liable for obligations of the Delaware business trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Agreement and Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware business trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the trust's shareholders could be subject to personal liability.

         To guard against this risk, the Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

         The Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a

Trustee or officer of the Trust. The Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of each Fund in the Trust is determined twice daily, on each day the New York Stock Exchange (the "Exchange") is open, at 12:00 noon Eastern Time and as of the close of regular trading on the Exchange. As of the date of this Statement of Additional Information, these institutions are open for business every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of each Fund is also determined twice daily, at 12:00 noon Eastern Time and as of the close of regular trading on the Exchange, if the Exchange was open, on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. On any day in which no purchase orders for the shares of a Fund become effective and no shares are tendered for redemption, such Fund's net asset value per share may not be determined.

         The net asset value per share of each class of each Fund is computed by taking the amount of the value of all of a Fund's assets attributable to a class, less its liabilities attributable to a class, and dividing it by the number of outstanding shares of that class. For purposes of determining net asset value, expenses of each class of each Fund are accrued twice daily, at 12:00 noon Eastern Time and as of the close of regular trading on the Exchange, and taken into account.

         Except as set forth in the following paragraph, each Fund's portfolio investments are valued on each business day on the basis of amortized cost, if the Board of Trustees determines in good faith that such method approximates fair value. This technique involves valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price such Fund would receive if it sold the investment. During periods of declining interest rates, the yield on shares of the Funds computed as described below may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio investments. Thus, if the use of amortized cost by the Funds resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values. The converse would apply in a period of rising interest rates.

         Standby commitments will be valued at zero in determining net asset value. "When-issued" securities will be valued at the value of the security at the time the commitment to purchase is entered into.

         The valuation of the Funds' portfolio investments based upon their amortized cost and the concomitant expectation to maintain the Funds' per share net asset value of $1.00 is permitted in accordance with Rule 2a-7 under the 1940 Act pursuant to which the Funds must adhere to certain conditions which are described in detail in the Prospectus. The Funds must maintain a dollar-weighted average portfolio maturity of 90 days or less. The maturities of variable rate demand instruments held in the Funds' portfolios will be deemed to be the longer of the demand period or the period remaining until the next interest rate adjustment, although stated maturities may be in excess of one year. The Trustees have established procedures designed to stabilize, to the extent reasonably possible, the price per share of each class of each Fund for the purpose of maintaining sales and redemptions at a single value. It is the intention of each Fund to maintain each class' per-share net asset value of $1.00 but there can be no assurance of this. Such procedures will include review of the Funds' portfolio holdings by the Trustees, at such intervals as they may deem appropriate, to determine whether the Funds' net asset value per class calculated by using available market quotations deviates from $1.00 per share and, if so, whether such deviation may result in material dilution or is otherwise unfair to existing shareholders. In the event the Trustees determine that such a deviation exists, they have agreed to take such corrective action as they regard as necessary and appropriate, including: (i) the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; (ii) withholding dividends; (iii) redeeming shares in kind; or (iv) establishing a net asset value per share by using available market quotations.

14.      SYSTEMATIC WITHDRAWAL PLAN

         The Systematic Withdrawal Plan is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of any Fund in the Trust deposited by the applicant under this Plan. Withdrawals from Class B share accounts are limited to 10% of the value of the account at the time the plan is implemented (see the Prospectus). You must deposit or purchase for deposit with PSC shares of any Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be deposited monthly or quarterly directly into a bank account designated by you, or will be sent to you, or any person designated by you.

         Any income dividends or capital gains distributions on shares under the Systematic Withdrawal Plan will be credited to the Plan account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         Systematic Withdrawal Plan payments are made from the proceeds of the redemption of shares deposited under the Plan in a Plan account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the Plan account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the Plan account. In addition, the amounts received by a shareholder cannot be considered as an actual yield or income on his or her investment because part of such payments may be a return of his or her capital.

         The Systematic Withdrawal Plan may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the Plan have been redeemed. The fees of PSC for maintaining Systematic Withdrawal Plans are paid by the Trust.

15.      INVESTMENT RESULTS

         From time to time, the Funds will provide yield quotations for Class A and Class B shares. These quotations are calculated by standard methods prescribed by the SEC and may from time to time be used in the Funds' Prospectus, Statement of Additional Information, advertisements, shareholder reports or other communications to shareholders. However, these yield quotations should not be considered as representative of the performance of the Funds in the future since, unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the yields of the Funds will vary based on the type, quality and maturities of the securities held in their portfolios, fluctuations in short-term interest rates and changes in their expenses.

         The Funds' yield quotations are computed using the appropriate figures for a particular class as follows: the net change, exclusive of capital changes (i.e., realized gains and losses from the sale of securities and unrealized appreciation and depreciation), in the value of a hypothetical pre-existing Class A or B share account having a balance of one share at the beginning of the seven-day base period is determined by subtracting a hypothetical charge reflecting expense deductions from the hypothetical account, and dividing the net change in value by the value of the share at the beginning of the base period. This base period return is then multiplied by 365/7 with the resulting yield figure carried to the nearest 100th of 1%. The determination of net change in account value reflects the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any such additional shares, and all fees that are charged to the Fund, in proportion to the length of the base period and the Fund's average account size (with respect to any fees that vary with the size of an account).

         The Funds may also advertise quotations of effective yield. Effective yield is computed by compounding the unannualized base period return determined as in the preceding paragraph by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

              Effective Yield = (base period return + 1) 365/7 - 1

         The yield and effective yield of the Funds for the seven-day period ended December 31, 1994 are as follows:

                       Before Expense Limitation     After Expense Limitation
                                      Effective                    Effective
Class A Shares         Yield            Yield        Yield              Yield

Pioneer Cash
Reserves Fund          4.64%             4.75%        4.91%              5.03%

Pioneer U.S.
Government Money
Fund                   4.24%             4.34%        5.03%              5.15%



Class B shares are a new class of shares first offered on the date hereof for Pioneer Cash Reserves Fund only.



         Automated Information Line. FactFoneSM, Pioneer's 24-hour automated information line, allows shareholders to dial toll-free 1-800-225-4321 and hear recorded fund information, including:


     o    net asset value prices for all Pioneer mutual funds;

     o    annualized 30-day yields on Pioneer's fixed income funds;

     o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and


     o    dividends and capital gains distributions on all Pioneer mutual funds.


         Yields  are  calculated  in  accordance  with  SEC  mandated   standard
formulas.


         In addition, by using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.

         All performance numbers communicated through FactFoneSM represent past performance, and figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.

16.      FINANCIAL STATEMENTS

         The Fund's financial statements for the fiscal year ended December 31, 1994 attached hereto have been included in reliance upon the report of Arthur Andersen, LLP, independent public accountants, given on their authority as expert in account and auditing. The Fund's 1994 Annual Report to Shareholders is incorporated by reference into this Statement of Additional Information.

                                   APPENDIX A

                    Description of Commercial Paper Ratings1

                         Moody's Investors Service, Inc.



Commercial Paper

         P-1: P-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:
(i) evaluation of the management of the issuer; (ii) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (iii) evaluation of the issuer's products in relation to competition and customer acceptance; (iv) liquidity; (v) amount and quality of long-term debt; (vi) trend of earnings over a period of ten years;
(vii) financial strength of any parent company and the relationships which exist with the issuer; and (viii) recognition by management of the issuer of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.


                         Standard & Poor's Ratings Group



Commercial Paper

         A-1: Commercial paper rated A-1 or better has the following characteristics: (i) the liquidity ratio of its issuer is adequate to meet cash requirements; (ii) its issuer has outstanding debt rated AA or better; (iii) the issuer has access to at least two additional sources of borrowing; and (iv) the issuer's basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is judged to be well established and the issuer has a strong position within the industry.





--------
1The ratings indicated herein are believed to be the most recent ratings available at the date of this Prospectus for the securities listed. Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings indicated do not necessarily represent ratings which will be given to these securities on the date of a Fund's fiscal year-end.

                                   APPENDIX B

                            Other Pioneer Information



         The Pioneer group of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest, most respected and successful money managers in the United States.

         As of December 31, 1994, PMC employed a professional investment staff of 46, with a combined average of 14 years' experience in the financial services industry.

         Total assets for all Pioneer funds at December 31, 1994 were approximately $10,037,952,211 representing 583,478 non-retirement accounts and 337,050 retirement accounts. At December 31, 1994, there were 12,908, 921 and 391 non-retirement shareholder accounts in Pioneer Cash Reserves Fund, Pioneer U.S. Government Money Fund and Pioneer Tax-Free Money Fund, respectively, and there were 1,965, 815 and 7 retirement accounts for Pioneer Cash Reserves Fund and Pioneer U.S. Government Money Fund and Pioneer Tax-Free Money Fund, respectively.